UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 30, 2026
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GINKGO BIOWORKS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40097	87-2652913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27 Drydock Avenue
8th Floor
Boston, MA 02210
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (877) 422-5362
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DNA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Ginkgo Bioworks Holdings, Inc. (the “Company”) announced today that it plans to host a presentation and Q&A session reviewing its business performance for the second quarter ended June 30, 2026, on Wednesday, August 5, 2026, beginning at 4:30 p.m. ET.

The presentation details and webcast link will be available on Ginkgo’s investor relations website at https://investors.ginkgobioworks.com, and a replay will be made available at the same link following the session. Shareholders may ask a question ahead of the presentation by submitting them to @Ginkgo on X (hashtag #GinkgoResults) or by sending an e-mail to investors@ginkgobioworks.com.

Ginkgo announces material information to the public through a variety of means, including filings with the SEC, public conference calls, its website (https://www.ginkgo.bio), its investor relations website (https://investors.ginkgobioworks.com) and its news site (https://investors.ginkgobioworks.com/news). Ginkgo uses these channels, as well as its blog (https://www.ginkgo.bio/resources) and social media accounts on X (@Ginkgo), Instagram (@GinkgoBioworks), Threads (@GinkgoBioworks) and LinkedIn to communicate with investors and the public about the Company and other matters and encourages investors, the media, and others interested in the Company to review the information it makes public in these locations, as such information could be deemed to be material information.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	Announcement, issued by Ginkgo Bioworks Holdings, Inc. on July 30, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GINKGO BIOWORKS HOLDINGS, INC.

Date: July 30, 2026	By:	/s/ Steven Coen
	Name:	Steven Coen
	Title:	Chief Financial Officer